Exhibit 10.1


                           CONSULTING SCOPE MEMORANDUM
                           ===========================
TO:       DON SPROAT
FROM:     TOM SPROAT
SUBJECT:  CONSULTING CONTRACT - SCOPE OF SERVICE
DATE:     09/21/05

PURPOSE:

As Telzuit Technologies approaches the launch of its first product into the US medical marketplace, significant medical communications and promotional marketing efforts will be required. The purpose of this contract is to provide high-level marketing support to Telzuit during the initial planning and implementation phase of this effort. The project will terminate upon the hiring of a qualified, full-time marketing leader at Telzuit; a full download of information and a directional map will be provided to this individual upon onboarding. The contract will have the option of being continued on a month-to-month basis at the discretion of marketing needs and the opinion of the Board of Directors.

SERVICES  PROVIDED:

1) Assist in promotional and educational agency identification and selection process

2)     Facilitate  interaction  between  agency  and  Telzuit

3) Guide overall strategic development of pre- and peri-launch marketing and educational activities

4)     Serve  as  scientific  content  editor  for  all  projects

5) Serve as liaison to sales leadership; assist in development of sales training materials and sales training events

6)     Attend/guide  full  agency  marketing  kickoff  meeting

7)     Attend/moderate  key  opinion  leader  advisory  board

8)     Serve  as  "translator"  for  scientific  data  into marketable materials

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DATES  AND  TERMS  OF  SERVICE:

1. Service shall commence on Wednesday, September 21, 2005 and terminate on December 31, 2005

2. Service after December 31, 2005 may be continued on a month-to-month basis upon agreement from both parties (terms to be negotiated at that time)

3.     Terms:

       Sept  2005  (includes  kick  off  meeting):     2,500  S-8  shares
       Oct  2005                                       2,750  S-8  shares
       Nov  2005:  (includes  advisory  board):        3,750  S-8  shares
       Dec  2005:                                      2,750  S-8  shares
       Performance  Stock                              To be determined by
                                                       Compensation Committee

All  work  will  be  conducted  as  a  third-party,  independent  consultant

4. All fair and reasonable travel and other business expenses will be the responsibility of Telzuit; receipts wil be provided for all expenses.

BRIEF  SUMMARY  OF  EXPERIENCE:

Healthcare marketer with strong customer, business and science background. Business-oriented Doctor of Pharmacy and physician assistant with many years of management, operations and clinical healthcare experience. Extensive supervisory experience. Excellent problem-solving, leadership, motivation and presentation skills.

PHARMACEUTICAL  INDUSTRY  EXPERIENCE:

APRIL  2000  -  PRESENT:  PFIZER,  INC.  NEW  YORK,  NEW  YORK

July  11,  2005 - present:                US Marketing Lead, Vicuron Acquisition
                                          Clean Team

April  15,  2004  -  July  11,  2005:     Senior  Marketing  Manager,  Indiplon

January  1,  2001  -  April  15,  2004:   Senior  Marketing Manager, ZYVOX- US

April  16,  2000  -  January  1, 2001:    Regional Clinical Liaison, Infectious
                                          Diseases  Products

JUNE  1999  -  APRIL  2000:  STRATEGIC  HEALTHCOM     TAMPA,  FLORIDA

               Healthcare  Consultant,  Content Development and Client Services

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AUG  1997  -  JUNE  1999     CORTEX  COMMUNICATIONS,  INC.  TAMPA,  FLORIDA

                             HEALTHANSWERS,  INC.  PHILADELPHIA,  PENNSYLVANIA

                             VP Healthcare Education and Chief Operating Officer

EDUCATION

June  1995  -  May  1997     BACHELOR  OF  SCIENCE,  MEDICINE,  WITH HONORS

                             University of Florida College of Medicine, Gainesville, Florida

April  1994,  1996,  1998    ADVANCED  CARDIAC  LIFE  SUPPORT  (ACLS)

July  1990-June  1991        RESEARCH  FELLOW/VISITING  INSTRUCTOR

                             Department  of  Pharmacy  Practice

                             University of Florida College of Pharmacy, Gainesville, Florida

July 1989-June 1990          RESIDENCY : ADULT INTERNAL MEDICINE/CARDIOLOGY

                             Department  of  Pharmacy  Practice  and
                             V.A.  Medical  Center

                             College of Pharmacy, University of Florida, Gainesville, Florida

August  1985-May  1989       DOCTOR  OF  PHARMACY,  WITH  HIGH  HONORS

                             College of Pharmacy, University of Florida, Gainesville, Florida

August  1982-May  1985       BACHELOR  OF  SCIENCE,  MICROBIOLOGY

                             College  of  Liberal  Arts  and  Sciences,
                             University  of  Florida
                             Gainesville,  Florida


/s/ Don Sproat                                       /s/ Chris Phillips
--------------------------                           --------------------------
Don  Sproat,  Director/CEO                           Chris  Phillips,  Director

/s/ Michael Vosch                                    /s/ James Tolan
--------------------------                           --------------------------
Michael  Vosch,  Director                            James  Tolan,  Director

/s/ Warren Stowell                                   /s/ Jon Stemples
--------------------------                           --------------------------
Warren  Stowell,  Director                           Jon  Stemples,  Director

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